Collaborative Arrangement	12 Months Ended
Dec. 31, 2012
Collaborative Arrangement
NOTE 25	Collaborative Arrangement

In January 2009, TSYS adopted the authoritative guidance under ASC 808, “Collaborative Arrangements.”

TSYS has a 45% ownership interest in an enterprise jointly owned with two other entities which operates aircraft for the owners’ internal use. The arrangement allows each entity access to the aircraft and each entity pays for its usage of the aircraft. Each quarter, the net operating results of the enterprise are shared among the owners based on their respective ownership percentage.

TSYS records its usage of the aircraft and its share of net operating results of the enterprise in selling, general and administrative expenses.